                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that CLAUDINE B. MALONE, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, and MARK L. JONES, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                          /s/ Claudine B. Malone

                                                          CLAUDINE B. MALONE

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that H. JESSE ARNELLE, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                           /s/ H. Jesse Arnelle

                                                           H. JESSE ARNELLE

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that PRESTON M. GEREN III, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                      /s/ Preston M. Geren III

                                                      PRESTON M. GEREN III

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that DREW LEWIS, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                              /s/ Drew Lewis

                                                              DREW LEWIS

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that SAMUEL K. SKINNER, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                         /s/ Samuel K. Skinner

                                                         SAMUEL K. SKINNER

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that JAMES R. THOMPSON, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and MARK L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                         /s/ James R. Thompson

                                                         JAMES R. THOMPSON

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that LYNNE V. CHENEY, a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, and MARK L. JONES, and each of them acting individually, her true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on her behalf, and in her name and in her capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in her capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                         LYNNE V. CHENEY


                                                         /s/ LYNNE V. CHENEY
                                                         -------------------

                                POWER OF ATTORNEY

                       UNION PACIFIC RESOURCES GROUP INC.

         KNOW ALL MEN BY THESE PRESENTS, that JOHN W. PODUSKA, SR., PH.D., a Director of Union Pacific Resources Group Inc., a Utah Corporation (the "Corporation"), hereby appoints JACK L. MESSMAN, JOSEPH A. LASALA, JR., and MARK
L. JONES, and each of them acting individually, his true and lawful attorney, each with power to act without the other and full power of substitution, to execute, deliver and file, for and on his behalf, and in his name and in his capacity as Director, a Registration Statement on Form S-3 (or other appropriate form) for filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any other documents in support thereof or supplemental or amendatory thereto, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with respect to issuance of debentures, notes and other debt obligations, common stock, preferred stock, any convertible securities, warrants or rights to purchase any of the foregoing, in an amount up to $1,080,000,000 (or the equivalent in foreign denomination currency), of Union Pacific Resources Group Inc., hereby granting to such attorneys and each of them full power and authority to do and perform each and every act and thing whatsoever as such attorney or attorneys may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in his capacity as Director, hereby ratifying and confirming all acts and things which such attorney or attorneys may do or cause to be done by virtue of this power of attorney.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 12th day of May, 1998.

                                                 JOHN W. PODUSKA, SR., PH.D.


                                                 /s/ JOHN W. PODUSKA, SR., PH.D.
                                                 -------------------------------